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                                                                [Draft: 6/18/00]

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): June 16, 2000


                        System Software Associates, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-15322                 36-3144515
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                   500 West Madison Street, Chicago, IL 60661
          (Address of Principal Executive Offices, Including Zip Code)

                                 (312) 258-6000
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A

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                             ITEM 5. OTHER EVENTS.

     On June 16, 2000, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") postponed the scheduled date for the hearing on the proposed sale of the Company's assets from June 16, 2000 to June 30, 2000. The Company requested the postponement because Gores Technology Group ("Gores") and its wholly owned subsidiary, SSA Acquisition Corporation ("Newco"), have requested more time to complete financing arrangements for the purchase of substantially all of the Company's assets pursuant to the Asset Purchase Agreement dated May 3, 2000 (the "Asset Purchase Agreement"). As previously disclosed, no other qualified bids for the Company's assets were received pursuant to the bidding procedures approved by the Bankruptcy Court.

     The Company understands that Gores has been and continues to be in discussions with interested parties, including the Company's senior secured lenders and a major holder of the Company's convertible subordinated notes, regarding the financing of the proposed sale. The Company also understands that if an agreement is reached, the capital structure of Newco may consist of less than the $20,000,000 of common stock and more than the $40,000,000 of long term debt that is contemplated by the Asset Purchase Agreement.

     Also on June 16, 2000, the Company and its senior secured lenders agreed to extend the $5,000,000 revolving credit facility (the "DIP Facility") under the Company's Senior Secured Super-Priority Debtor-In-Possession Loan and Security Agreement (dated as of May 3, 2000) until June 30, 2000. There can be no assurance that the amount available under the DIP Facility will be sufficient to fund the operations of the Company through June 30. Moreover, extension of the DIP Facility beyond June 30 is subject to, among other things, approval by the Company's senior secured lenders.

     There can be no assurance that a sale of the Company's assets will be approved by the Bankruptcy Court or, if approved, completed. If a sale is completed, there can be no assurance regarding the terms of any such sale. There also can be no assurance that the continuation of the bankruptcy proceeding will not have a material adverse effect on the Company's business, financial condition or results of operations.

     The statements contained in this Form 8-K regarding the timing, process and results of the bankruptcy proceeding and the proposed sale of the Company's assets are "forward-looking" statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "intend," "expect," "believe," and "belief" and similar expressions, as they relate to the Company, have been used to identify such forward-looking statements. These statements reflect current beliefs and specific assumptions of the Company with respect to future events and are based on information currently available to it. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the results of the bankruptcy proceedings and the proposed sale of SSA's assets to differ from the results expressed in, or implied by, these statements.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       System Software Associates, Inc.



                                       By:     /s/ Kirk J. Isaacson
                                          ----------------------------------
                                                   Kirk J. Isaacson
                                                   Secretary


Dated: June 19, 2000

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